EXHIBIT 10.69
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               SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

         This Subscription Agreement and Investor Questionnaire (the "Agreement") is made and entered into as of the date set forth below by and between the person or entity set forth on the signature page below (the "Investor") and Performance Health Technologies, Inc. ("PHT").

                                    RECITALS

         WHEREAS, PHT has authorized the issuance and sale of PHT's equity units up to an aggregate amount of $250,000 (the "Units"), in a private offering (the "Offering") with each Unit, having a purchase price of $1,000, consisting of (i) an unsecured convertible Note in the amount of $1,000 (collectively referred to herein as the "Notes") and (ii) 6,000 warrants to purchase PHT common stock at an exercise price of $0.50 per share (collectively referred to herein as the "Warrants"); and

         WHEREAS, the Investor desires to purchase Units on the terms set forth herein;

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       PURCHASE AND SALE OF NOTES

         1.1 At the Closing (as defined below) the Investor shall purchase from PHT and PHT shall sell to the Investor, subject to all of the terms and conditions hereof, Units for the purchase price set forth on the signature page.

2.       CLOSING

         2.1 Date of Closing. The closing (the "Closing") of the purchase and sale of the Units shall take place on any date subsequent to the date of this Agreement up to and including May 31, 2006 as determined by PHT (the "Closing Date").

         2.2 Items to be Delivered by the Investor to PHT. The following shall be delivered by the Investor to PHT on the Closing Date:

             (a) this Agreement executed by the Investor;

             (b) the Investor Questionnaire;

             (c) the purchase price for the Units by wire transfer to the account designated by PHT.

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         2.3 Items to be Delivered to the Investor by PHT. The following shall be delivered by PHT to the Investor on the Closing Date: the Notes and Warrants included in the Units purchased by the Investor. A form of the Note is attached hereto.

3.       REPRESENTATIONS AND WARRANTIES OF PHT

         PHT hereby represents and warrants to the Investor as follows:

         3.1 Corporate Existence and Power. PHT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. PHT has all corporate power and all material governmental permits required to carry on its business as now conducted.

         3.2 Corporate Authorization; Enforceability. The execution, delivery and performance by PHT of this Agreement and the Notes are within PHT's corporate powers and have been duly authorized by the Board of Directors of PHT and no other corporate action on the part of PHT is necessary to authorize this Agreement or issuance of the Notes. This Agreement has been, and the Notes will be duly executed and delivered by PHT. This Agreement constitutes the valid and binding agreement of PHT, enforceable against PHT in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         3.3 No Conflict. The execution, delivery and performance by PHT of this Agreement, and the consummation of the transactions contemplated hereby, including issuance of the Units, do not and will not at the Closing, (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to PHT, or any of its properties or assets,
(b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of PHT under any material contract to which PHT is a party or (c) violate any organizational document of PHT.

          3.4 Notes and Shares. The Notes and Warrants included in the Units and common stock issuable upon conversion of the Notes (the "Conversion Shares") and upon exercise of the Warrants (the "Warrant Shares" and together with the Conversion Shares, the "Common Shares"), when issued and delivered in accordance with the terms of this Agreement (and the terms of the Notes or Warrants, as the case may be) will be duly authorized, validly issued, fully paid, non-assessable and free and clear of any lien or other limitation or restriction.

         3.5 Securities Matters. Subject to the accuracy of the representations of the Investor set forth in Section 4.4 hereof the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. PHT has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Notes and the Common Shares as contemplated by this Agreement.

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4.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor hereby represents and warrants to PHT as follows:

         4.1 Organization and Good Standing; Power and Authority. Any Investor that is a corporation (a) is a corporation duly organized, validly existing and in good standing under the laws of its organization, and (b) has all requisite corporate power and authority and all authorizations, licenses and material permits necessary to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Agreement.

         4.2 Authorization of the Agreement. This Agreement constitutes a valid and legally binding obligation of the Investor except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity.

         4.3 No Conflict. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not at the Closing (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Investor, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of the Investor under any material contract to which the Investor is a party or (c) violate any organizational document of any corporate Investor.

         4.4 Investment Representation.

             (a) The Investor has received and reviewed the following (the "PHT Documents"):

                    1. Letter dated May 11, 2006, describing terms of the Offering and certain risk factors.

                    2.     Subscription Agreement.


             (b) The Investor or Investor's designated representatives have concluded a satisfactory due diligence investigation of PHT and have had an opportunity to review the PHT Documents and to have all of their questions related thereto satisfactorily answered.

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             (c)    The Investor acknowledges that the Notes and Warrants
                    included in the Units (and Common Shares) are speculative and involve a high degree of risk and the Investor represents that it is able to sustain the loss of the entire amount of its investment. (d) The Investor (or its members and/or officers) has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Notes and Warrants included in the Units (and Common Shares).

             (e) The Investor has received from PHT, and is relying on, no representations or projections with respect to PHT's business and prospects except as set forth in this Agreement and the PHT Documents.

             (f) The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

             (g) The Investor is acquiring the Notes and Warrants included in the Units (and Common Shares) for investment purposes only without intent to distribute the same, and acknowledges that the Notes and Warrants included in the Units (and Common Shares) have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

             (h) The Investor acknowledges that it will not be able to transfer the Notes and Warrants included in the Units (and Common Shares) except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

             (i) The certificates and/or instruments evidencing the Notes and Warrants included in the Units (and Common Shares) will contain the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR AN EXEMPTION FROM REGISTRATION AND OTHERWISE IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL OWNER OF THE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER."

5.       REGISTRATION RIGHTS

         5.1 Registration of Common Shares.

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             (a)    Registration. PHT agrees to use its best efforts to file a registration statement for registration under the Securities Act of the Common Shares on or before the 90th day after the last closing of the sale of Units and to use its best efforts to have the registration statement declared effective within 60 days of filing. The registration requested pursuant to this Section 5.1(a) is referred to herein as the "Registration".

             (b) Restrictions on Registration. PHT will not be obligated to effect a Registration within one hundred twenty (120) days after the effective date of a registration statement in which Common Shares of the Investor are included in a registration statement pursuant to Section 5.2 hereof. PHT may postpone for a period not exceeding ninety (90) days the filing or the effectiveness of a registration statement for a Registration if PHT provides Investor with written notice that in PHT's good faith judgment such Registration might have an adverse effect on any proposal or plan by PHT to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, public offering or similar transaction, provided that, in such event, PHT will use its best efforts to effect a Registration as promptly as practicable thereafter.

         5.2 Participation in Registered Offerings. If PHT proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or similar registration forms), it will at each such time or times give written notice to the Investor of its intention to do so. Upon the written request of the Investor given within twenty (20) days after receipt of any such notice, PHT shall use its best efforts to cause to be included in such registration any Common Shares held by the Investor requested to be registered; provided, that if the managing underwriter advises that less than all of the shares requested to be registered should be offered for sale so as not materially and adversely to affect the price or salability of such offering being registered by PHT, the Investor (but not PHT to the extent it desires to include shares for its own account) shall reduce the number of its Common Shares to be included in the registration statement as required by the underwriter to the extent requisite of all prospective sellers of the securities proposed to be registered (other than PHT) on a pro rata basis according to the amounts of securities proposed to be registered by all prospective sellers to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this Section 5.2 is referred to herein as the "Piggyback Registration".

         5.3 Obligations of Investor. It shall be a condition precedent to the obligation of PHT to register any Common Shares pursuant to this Section 5 that the Investor shall furnish to PHT such information regarding the Common Shares held and the intended method of disposition thereof and other information concerning the Investor as PHT shall reasonably request and as shall be required in connection with the registration statement to be filed by PHT. If after a registration statement becomes effective PHT advises the Investor that PHT considers it appropriate to amend or supplement the applicable registration statement, the Investor shall

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suspend further sales of the Common Shares until PHT advises the Investor that such registration statement has been amended or supplemented.

         5.4 Registration Proceedings. Whenever PHT is required by the provisions of this Section 5 to effect the registration of the Common Shares under the Securities Act, PHT shall:

             (i) Prepare and promptly file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective within 60 days of filing and remain effective;

             (ii) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

             (iii) Furnish to the Investor and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

             (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Investor may reasonably request within twenty (20) days following the original filing of such registration statement, except that PHT shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

             (v) Notify the Investor, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

             (vi) Notify the Investor promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

             (vii) Prepare and promptly file with the SEC and promptly notify the Investor of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made,

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                    not misleading. Notwithstanding any provision herein to the contrary, PHT shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to PHT.

         5.5 Expenses. With respect to the inclusion of the Common Shares in a registration statement pursuant to this Section 5, all registration expenses, fees, costs and expenses of and incidental to such registration, shall be borne by PHT; provided, however, that Investor shall bear its own professional fees and pro rata share of the underwriting discounts and commissions. The fees, costs and expenses of registration to be borne by PHT shall include, without limitation, all registration, filing, and printing expenses, fees and disbursements of counsel and accountants for PHT, fees and disbursements of counsel for the underwriter or underwriters of such securities (if PHT and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

         5.6 Indemnification of the Investor. Subject to the conditions set forth below, in connection with any registration of the Common Shares pursuant to this Section 5, PHT agrees to indemnify and hold harmless the Investor, any underwriter for the offering and each of their officers and directors and agents and each other person, if any, who controls Investor or their underwriter (each, an "Investor Indemnified Party"), within the meaning of Section 15 of the Securities Act, as follows:

             (i) Against any and all loss, claim, damage and expense whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by PHT or based upon written information furnished by PHT filed in any jurisdiction in order to qualify PHT's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by PHT in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to PHT by or on behalf of the Investor expressly for use in connection therewith or arising out of any action or inaction of the Investor;

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             (ii)   Subject to the proviso contained in Subsection (i) above,
                    against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of PHT; and

             (iii) In no case shall PHT be liable under this indemnity agreement with respect to any claim made against any Investor Indemnified Party unless PHT shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such Investor Indemnified Party, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify PHT, if prejudicial in any material respect to PHT's ability to defend such claim, shall relieve PHT from its liability to the indemnified person under this Section 5.6, but only to the extent that PHT was prejudiced. The failure to so notify PHT shall not relieve PHT from any liability which it may have otherwise than on account of this indemnity agreement. PHT shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if PHT elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the Investor Indemnified Party in any suit so brought. In the event PHT elects to assume the defense of any such suit and retain such counsel, the Investor Indemnified Party in the suit shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the Investor Indemnified Party reasonably believes that there may be available to it any defense or counterclaim different than those available to PHT or that representation of the Investor Indemnified Party by counsel for PHT presents a conflict of interest for such counsel, then the Investor Indemnified Party shall be entitled to defend such suit with counsel of its own choosing and PHT shall bear the fees, expenses and other costs of such separate counsel.

         5.7 Indemnification of PHT. The Investor agrees to indemnify and hold harmless PHT, each underwriter for the offering, and each of their officers and directors and agents and each other person, if any, who controls PHT and the underwriter within the meaning of Section 15 of the Securities Act and any other stockholder selling securities against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by PHT under Section 5.6
(i), (ii) and (iii) above; provided, however, that such indemnification by Investor hereunder shall be limited to any losses, liabilities, claims, damages, or expenses to the extent caused by any untrue statement of a material fact or omission of a material fact (required to be

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stated therein or necessary to make statements therein not misleading), if any made (or in settlement of any litigation effected with the written consent of such Investors, alleged to have been made) in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any application or other document in reliance upon, and in conformity with, written information furnished in respect of such Investor by or on behalf of such Investor expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document or arising out of any action or inaction of such Investor in implementing such registered offering. Notwithstanding the foregoing, the indemnification obligation of Investor shall not exceed the purchase price of the Units paid by Investor. In case any action shall be brought against PHT, or any other person so indemnified, in respect of which indemnity may be sought against any Investor, such Investor shall have the rights and duties given to PHT, and each other person so indemnified shall have the rights and duties given to Investor, by the provisions of Section 5.6. The person indemnified agrees to notify the Investor promptly after the assertion of any claim against the person indemnified in connection with the sale of securities.

         5.8 Contribution. If the indemnification provided for in Sections 5.6 and 5.7 above are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         5.9 Assignment of Registration Rights. The right to have PHT register Common Shares pursuant to this Agreement shall be automatically assignable to any transferee of all or any portion of the Notes, Warrants or Common Shares if:
(a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to PHT within a reasonable time after such assignment, (b) PHT is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state

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securities laws and, (d) at or before the time PHT receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with PHT to be bound by all of the provisions contained herein (the foregoing a "Permitted Transferee").

6.       MISCELLANEOUS

         6.1 Definitions.

         "Business Day" means a day that is not a Saturday, Sunday or a day on which commercial banking institutions located in New York City, New York are authorized or required to close.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         6.2 Confidentiality.

             (a) The Investor agrees to keep confidential any and all non-public information delivered or made available to the Investor by PHT except for disclosures, as necessary, made by the Investor to the Investor's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Investor of this confidentiality covenant and for whom the Investor shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Investor from disclosing such information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Investor, (iii) which has been publicly disclosed or (iv) to any of its members provided that any such members agree in writing (with a copy provided to PHT) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause (i) and/or (ii) of the preceding sentence, the Investor shall promptly notify PHT in writing of any applicable order, request or demand for such information, cooperate with PHT if and to the extent that PHT elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. No Investor shall use for its own benefit, nor permit any other person to use for such person's benefit, any of PHT's non-public information including, without limitation, in connection with the purchase and/or sale of PHT's securities.

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             (b)    PHT shall in no event disclose non-public information to the
                    Investor, advisors to or representatives of the Investor unless prior to disclosure of such information PHT marks such information as "Non-Public Information - Confidential" and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. PHT may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to PHT and the Investor.

             (c) Nothing herein shall require PHT to disclose non-public information to the Investor or its advisors or representatives, and PHT represents that it does not disseminate non-public information to any Investors who purchase stock in PHT in a public offering, to money managers or to securities analysts.


         6.3 Costs and Expenses. PHT and the Investor shall bear their own costs and expenses in connection with this transaction.

         6.4 No Payment of Dividends. PHT shall not pay any cash dividends on its Common Stock so long as any of the Notes are outstanding.

         6.5 Survival. All agreements, covenants, representations and warranties made by PHT or by the Investor herein shall survive the execution and delivery of this Agreement.

         6.6 Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon PHT, or the Investor under this Agreement shall be in writing and facsimiled, mailed or delivered to each party at the facsimile number or its address as provided below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when facsimiled, upon confirmation of receipt to the following:

             Performance Health Technologies, Inc.
             427 River View Plaza
             Trenton, NJ  08611
             Attn.:  Robert Prunetti, President and CEO
             Fax:  (609) 656-0869

         To the Investor at the Address Set Forth on the Investor Questionnaire.

         6.7 Nonwaiver. No failure or delay on any party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

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         6.8 Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by all of the parties. Such waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

         6.9 Assignments. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         6.10 Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         6.11 Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof or thereof.

         6.12 Entire Agreement. This Agreement constitutes and contains the entire agreement of the parties hereto and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

         6.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules.

         6.14 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New York located in the County of New York and the federal courts of the United States of America located in such State and County. Each of the parties (a) consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.6 will be deemed effective service of process on such party.

         6.15 JURY TRIAL. EACH PARTY HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE.

         6.16 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

IF INVESTOR IS AN INDIVIDUAL:



__________________________________          ____________________________________
         Signature of Investor                     Print Name of Investor


$________________ of Units to be Purchased Under this Agreement



Date:______________________, 2006



IF INVESTOR IS AN ENTITY:


___________________________________
   Print Name of Entity


_________________________________            ___________________________________
   Signature of Officer,                       Print Name of Officer,
   Trustee or Partner, as applicable           Trustee or Partner, as applicable

$________________ of Units to be Purchased Under this Agreement


Date:______________________, 2006

ACCEPTED:

  Date:_____________________, 2006         PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                           By: ________________________________
                                               Name:
                                               Title:

A.       INDIVIDUALS (IF INVESTOR IS AN INDIVIDUAL, COMPLETE THIS PART A)

1.       Name of Investor(s)(1)_________________________________________________
         _______________________________________________________________________

         Address (including Zip Code)___________________________________________
         _______________________________________________________________________

         Telephone No. (____)________________________
         Telecopy No.  (____)________________________

2.       Indicate type of ownership subscribed for:
         ____     Individual
         ____     Joint Tenants with Rights of Survivorship
         ____     Tenant in Common
         ____     Tenants by the Entirety

3.       Social Security Number(s)_______________________________

4.       Each Investor must initial at least one of the following statements:

         ____  (a)    Investor certifies that he/she is a director or executive
                      officer of PHT.

         ____  (b)    Investor certifies that he/she is a natural person whose
                      individual net worth, or joint net worth with his/her spouse, at the time of his/her Loan to PHT exceed
                      $1,000,000 (inclusive of the value of his/her home, home furnishings and automobiles).

         ____  (c)    Investor certifies that he/she is a natural person who has an individual income(2) in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

-----------------

(1) If there is more than one Investor other than husband and wife, a separate Investor Questionnaire must be completed for each such Investor and attached to this Investor Questionnaire. If Investors are husband and wife, please include both names, be certain to complete item 2 and include both social security numbers (indicating to which individual each social security number belongs) in item 3.

(2) In determining income, a Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

B.       ENTITIES (IF INVESTOR IS AN ENTITY, COMPLETE THIS PART B)

1.       Name of Investor_______________________________________________________
         _______________________________________________________________________

         Address (including Zip Code)___________________________________________
         _______________________________________________________________________

         Telephone No. (____)________________________
         Telecopy No.  (____)________________________

2.       Indicate type of entity:

         ____  Corporation            ____  Trust    ____  Limited Partnership

         ____  General Partnership    ____  IRA      ____  Pension Plan or Trust

         Other: __________________________________

3.       Date of formation or incorporation: _______________________________

4.       State of formation or incorporation: ______________________________

5. Indicate whether Investor was organized for the specific purpose of acquiring Common Stock of PHT.
                                                             Yes ____    No ____

6. Indicate the individual(s) authorized to execute documents on behalf of the Entity

         Investor in connection with this investment:

         Name:  __________________________________
         Title: __________________________________

         Taxpayer Identification Number: __________________________________

7.       Each Investor must initial at least one of the following statements:

         ____  (a)    Investor certifies that it is a bank as defined in Section
                      3(a)(2) of the Securities Act of 1933, as amended (the
                      "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

         ____  (b)    Investor certifies that it is an insurance company as
                      defined in Section 2(13) of the Act.

         ____  (c)    Investor certifies that it is a broker/dealer registered
                      pursuant to the Securities Exchange Act of 1934, as amended.

         ____  (d)    Investor certifies that it is an investment company
                      registered under the Investment Company Act of 1940, as amended, or business development company as defined in
                      Section 2(a)(48) of such Act.

         ____  (e)    Investor certifies that it is a Small Business Investment
                      Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business
                      Investment Act of 1958.

         ____  (f)    Investor certifies that it is an employee benefit plan
                      within the meaning of Title I of the Employee Retirement
                      Income Security Act of 1974, as amended ("ERISA"), and either (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, investment decisions are made solely by persons that are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Act.

         ____  (g)    Investor certifies that it is a private business
                      development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

         ____  (h)    Investor certifies that it is a corporation, partnership,
                      a Massachusetts or similar business trust or other trust
                      (if the trust's purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Act) or other organization described in Section 501(c)(3) of the Internal Revenue
                      Code of 1986, as amended, not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of $5,000,000.

         ____  (i)    Investor certifies that it is an entity in which all of
                      the equity owners are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Act.

         ____  (j)    None of the statements in clauses (a) through (i) are
                      applicable to the Entity Investor and the Entity Investor is otherwise not an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Act.

8. Investor agrees to provide, upon request by PHT, the following information:

         (A) Corporations will provide the articles of incorporation, by-laws and corporate resolution authorizing the Loan and authorizing the person(s) signing this Investor Questionnaire. All the documents must be certified by the Secretary or Assistant

              Secretary of the corporation as being true and correct copies thereof and in full force and effect.

         (B) Partnerships and limited liability companies will provide a copy of the partnership agreement, articles of organization, and/or operating agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

         (C) Trusts will provide a copy of the trust agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

C. ACKNOWLEDGEMENTS AND REPRESENTATIONS TO BE MADE BY ALL INVESTORS (EVERY INVESTOR MUST COMPLETE THIS PART C)

         Investor understands that PHT will be relying on the accuracy and completeness of the representations made above as well as Investor's responses to the questions contained in this Investor Questionnaire. Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim for damages as a result of such false representation.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, Investor agrees that PHT may present this Investor Questionnaire to such parties as PHT deems appropriate if called upon to establish that the Loan is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities law.

         Investor represents and warrants to PHT as follows (each Investor must initial all of the following):

         ____  (a)    The representations and the answers to the questions in
                      this Investor Questionnaire are complete and correct and may be relied upon by PHT and its counsel.

         ____  (b)    Investor has full power and authority to make the Loan to
                      PHT.

         ____  (c)    The Loan and this Investor Questionnaire have been duly
                      and validly authorized, executed, and delivered by Investor and constitute the valid, binding, and enforceable agreement of Investor.

         ____  (d)    Investor has reviewed this Questionnaire, including, but
                      not limited to the information set forth on pages 1-2, the Cover Letter accompanying this Subscription Agreement, the
                      Note and has received all information Investor has deemed relevant and has had all of Investor's questions answered with respect to the Loan and PHT and has made such independent investigation into PHT as Investor has deemed necessary.

         ____  (e)    The Loan is made solely for the account of Investor with a view to and for investment and not with a view to or for distribution, assignment, participation, or resale.
                      Investor has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge the Note, the Loan, or any interest therein. There are substantial restrictions on the transferability of the Note. There will be no public market for the Note and Investor must bear the economic risk involved in the Loan and the Common Stock for an indefinite term.

         ____  (f)    Investor acknowledges there is a substantial economic risk with respect to the repayment of the Loan or any interest therein and that Investor has such knowledge and experience in financial and business matters that Investor is able to evaluate the risks and merits of the Loan and is making an informed decision to make the Loan.

         ____  (g)    Investor did not learn about the Loan through any
                      advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet or at any seminar or meeting to which Investor was invited by a general solicitation or advertising.

         ____  (h)    Investor hereby agrees to indemnify PHT and its officers,
                      directors, shareholders, agents, and employees and to hold each of such entities and persons harmless from and against any and all liabilities, loss, damages, costs, or expenses (including reasonable attorneys' fees) to which they, or any of them, may be put or which they, or any of them, may incur by reason of any breach of the representations and warranties made by Investor in this Investor Questionnaire.

         ____  (i)    Investor will notify PHT immediately of any material
                      change in any representation made above or any statement made herein that occurs prior to the closing of the Loan.

         _____ (j)    WAIVER OF NORTH COAST SECURITIES CORPORATION LIABILITY. In
                      order to induce North Coast to make the introduction of the subscriber to the Company, the undersigned does hereby
                      IRREVOCABLY AND UNCONDITIONALLY RELEASE, REMISE, AND
                      FOREVER DISCHARGE North Coast Securities Corporation and its affilates and each of their respective shareholders, officers, directors, "controlling persons", employees, registered representatives, independent contractors, heirs, executors, administrators, successors in interest and assigns from and against any and all agreements, promises, liabilities, claims and demands of any kind whatsoever, at law or in equity, whether known or unknown, suspected or unsuspected, fixed or contingent, apparent or concealed (collectively a "Claim"), which the undersigned, the undersigned's heirs, executors, administrators, successors or assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause of thing whatsoever existing, arising or occurring, directly or indirectly out of the undersigned's investment.

IF INVESTOR IS AN INDIVIDUAL:


____________________________________        ____________________________________
Signature of Investor                       Print Name of Investor


____________________________________        ____________________________________
Signature of Spouse, if applicable          Print Name of Spouse, if applicable

Date:____________


IF INVESTOR IS AN ENTITY:


____________________________________        ____________________________________
Signature of Officer,                       Print Name of Officer,
Trustee or Partner, as applicable           Trustee, or Partner, as applicable

Date:____________




PHT HEREBY ACCEPTS THE LOAN FROM
INVESTOR AS OF ______________, 2006

Performance Health Technologies, Inc.


By:_______________________________
         Robert Prunetti

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.



                           [FORM OF] CONVERTIBLE NOTE

Boulder, Colorado
May _____, 2006                                                        $________

         FOR VALUE RECEIVED, PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of _________________or registered assigns (the "Holder") the sum of _________, on __________ ___, 2006 (such date, the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) per annum from the date of this Note (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable in cash on the Maturity Date or at the time of conversion of the principal to which such interest relates in accordance with Article I below

         All payments due hereunder shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

         Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Subscription Agreement and the Borrower to which this Note relates, as amended from time to time, pursuant to which the Holder subscribed to purchase this Note (the "Subscription Agreement").

         This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder thereof.

         The following terms shall apply to this Note:

1.       CONVERSION RIGHTS

         The Holder shall have the following conversion rights with respect to this Note (the "Conversion Rights"):

         A. Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time commencing on the date hereof until the Maturity Date, all or any part of the principal amount of the Note plus accrued interest, into shares (the "Conversion Shares") of the Borrower's Common Stock, at the price per share equal to the lesser of (i) $0.30 (the "Conversion Price") or (ii) 70% of the average of the closing bid price for the Borrower's Common Stock for the 20 days preceding the Conversion Notice, as reported by the exchange on which the Company's Common Stock is then traded. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Note, with appropriate insertions (the "Conversion Notice"), to the Borrower at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         B. Reservation of Common Stock. The Borrower shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Borrower does not have a sufficient number of Conversion Shares authorized and available, then the Borrower shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

2.       EVENTS OF DEFAULT

         If any of the following events of default (each, an "Event of Default") shall occur:

         A. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

         B. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, or fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

         C. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

         D. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower which remains unvacated, unbonded or unstayed for a period of thirty (30) days; then, upon the occurrence and during the continuation of any Event of Default specified in Section 2.A or B, at the option of the Holders of a majority of the aggregate principal amount of the outstanding Notes exercisable through the delivery of written notice to the Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified in Section 2.C or D, the Notes shall become immediately due and payable and the Borrower shall deliver to the Holder, in full satisfaction of its obligations hereunder, shares of Common Stock of the Borrower in an amount equal to the then outstanding principal amount of this Note for purposes of determining the lowest applicable Conversion Price, multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

3.       GRANT OF SECURITY INTEREST

         The repayment of this obligation shall be secured by the grant of a security interest in certain Advance Notices that may be issued from time to time by the Borrower to Cornell Capital Partners, LP pursuant to a certain Standby Equity Distribution Agreement dated January 23, 2006. The parties agree and acknowledge that the Standby Equity Distribution Agreement has been entered into for Ten Million Dollars ($10,000,000), however, the Borrower cannot request funds from Cornell Capital Partners under the Standby Equity Distribution Agreement until such time as the Borrower has an effective registration statement covering the shares that may be issued pursuant to the Standby Equity Distribution Agreement. Within five (5) days of the effectiveness of the Standby Equity Distribution Agreement the Borrower will perfect the Borrower's security interest in this regard.

4.       MISCELLANEOUS

         A. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         B. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 6654 Gunpark Drive, 2nd Floor, Boulder, CO 80301 facsimile number: (303) 527-1661. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

         C. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         D. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, subject to all applicable federal and state securities laws.

         E. Governing Law. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

         F. Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $1,000 as the Holder shall request.

G. No Preemptive Rights. Except as provided herein no Holder of this Note shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or Notes, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, Notes or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

         H. Mandatory Redemption. If the Borrower is to receive gross financing proceeds of more than $2 Million at any time prior to the conversion or Maturity Date of this Loan, then Borrower shall give at least ten (10) days notice to Holder and Holder may, at its option, elect to require the Borrower to pay the entire principal and interest due under this Note out of the proceeds of such financing.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer.

                                       PERFORMANCE HEALTH TECHNOLOGIES, INC.



                                       By: ______________________________
                                           Name:
                                           Title:


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                                    EXHIBIT A

                              NOTICE OF CONVERSION
                    (To be Executed by the Registered Holder
                         in order to Convert the Notes)

         The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.01 per share ("Common Stock"), of Performance Health Technologies, Inc., a Delaware corporation (the "Borrower") according to the conditions of the convertible Notes of the Borrower dated as of May ___, 2006 (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

         The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "ACT"), or pursuant to an exemption from registration under the Act.

                  Date of Conversion:__________________________
                  Applicable Conversion Price:_________________
                  Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:______________
                  Signature:___________________________________
                  Name:________________________________________
                  Address:_____________________________________

         The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three (3) business days following receipt of the original Note(s) to be converted, and shall make any applicable payments pursuant to the Notes for the number of business days such issuance and delivery is late.






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